       PUTNAM HARTFORD CAPITAL MANAGER EDGE (SERIES III AND SERIES IIIR)
                           SEPARATE ACCOUNT TEN
                      HARTFORD LIFE INSURANCE COMPANY

                           FILE NO. 333-101940



  SUPPLEMENT DATED DECEMBER 9, 2004 TO THE PROSPECTUS DATED NOVEMBER 1, 2004

            SUPPLEMENT DATED DECEMBER 9, 2004 TO YOUR PROSPECTUS

Subject to shareholder approval, the investment objective of Putnam VT Equity Income Fund will change on December 9, 2004.

If approved by the shareholders, the paragraph describing the investment objective in your prospectus in the section entitled "The Funds" is deleted and replaced with the following:

        Putnam VT Equity Income Fund - Seeks capital growth and current income.





 THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV- 5127